SHARE EXCHANGE AGREEMENT

This SHARE EXCHANGE AGREEMENT (hereinafter referred to as “this Agreement”) dated as of May 8, 2020, by and among Baja Custom Design, Inc., a Delaware corporation (“BJCD” or the “Company”), Luduson Holding Company Limited, a private limited corporation incorporated under the laws of the British Virgin Island (“LHC”), and each of the undersigned parties (each, an “Investor,” and collectively, the “Investors”).

W I T N E S S E T H:

WHEREAS, LHC provides healthcare products and services targeted to the elderly and middle-aged populations through its online to offline platforms;

WHEREAS, BJCD desires to acquire from the Investors, and the Investors desire to sell, Ten Thousand (10,000) shares of the issued and outstanding ordinary shares of LHC (“LHC Ordinary Stock”), constituting all of the issued and outstanding securities of LHC, in consideration of up to Ten Million (10,000,000) shares of BJCD’s common stock, par value $0.0001 (“Common Stock”), at a value of $0.10 per share of Common Stock (the “Exchange”), on the terms and conditions set forth below;

WHEREAS, the parties herein desire the Exchange to be a tax-free exchange under the Internal Revenue Code.

NOW, THEREFORE, in consideration of the premises and of the mutual representations, warranties and agreements set forth herein, the parties hereto agree as follows:

ARTICLE I

Definitions

In addition to terms defined elsewhere in this Agreement, the following terms when used in this Agreement shall have the meanings indicated below:

“Affiliate” shall mean with respect to a specified Person, any other Person which, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with such Person, and without limiting the generality of the foregoing, includes, with respect to a Person (a) any other Person which beneficially owns or holds ten percent (10%) or more of any class of voting securities or other securities convertible into voting securities of such Person or beneficially owns or holds ten percent (10%) or more of any other equity interests in such Person, (b) any other Person with respect to which such Person beneficially owns or holds ten percent (10%) or more of any class of voting securities or other securities convertible into voting securities of such Person, or owns or holds ten percent (10%) or more of the equity interests of the other Person, and (c) any director or senior officer of such Person.  For purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

“Agreement” shall mean this Share Exchange Agreement together with all exhibits and schedules referred to herein, which exhibits and schedules are incorporated herein and made a part hereof.

“Closing” shall have the meaning set forth in Section 2.2.

“Closing Date” shall mean the date that the Closing takes place.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Commission or SEC” shall mean the United States Securities and Exchange Commission.

“Commission Reports” shall mean the Forms 10-K, 10-Q, 8-K, and other Commission filings required by the Securities Exchange Act of 1934, as amended, and Securities Act of 1933, as amended, which have been filed by the Company with the Commission as at the date of this Agreement.

“Company” shall have the meaning set forth in the recitals.

“Company Common Stock” shall mean the common stock of the Company at par value of USD $0.0001 per share.

“Confidential Information” means any information concerning the businesses and affairs of LHC or the Company that is not already generally available to the public.

“Consideration” shall mean the consideration of Ten Million (10,000,000) shares of the Company’s Common Stock, par value $0.0001 to be issued by the Company to the Investors for the acquisition by the Company of Ten Thousand (10,000) shares of the LHC Ordinary Stock (representing 100% of the total issued and outstanding shares of the LHC Ordinary Stock).

“Effective Time” shall have the meaning set forth in Section 2.3.

“Environmental Laws” shall mean (i) the common law, and (ii) any and all federal, state and local statutes, regulations, rules, orders, ordinances or permits of any governmental authority which pertain to health, the environment, wildlife and natural resources in effect in any and all jurisdictions in which the applicable company conducts business.

“Exchange” shall have the meaning set forth in the recitals.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Exchange Documents” shall have the meaning set forth in Section 3.2.

“Financial Statements” shall mean LHC’s balance sheets, statement of operations, changes in stockholders’ equity and cash flow as of and for the fiscal years ended December 31, 2019 and 2018, and the three months ended March 31, 2020.  Financial statements for the years ended December 31, 2019 and 2018, shall be audited by an auditor acceptable to BJCD in its discretion.

“GAAP” shall mean United States generally accepted accounting principles.

“Guaranty” shall mean, as to any Person, all liabilities or obligations of such Person, with respect to any indebtedness or other obligations of any other Person, which have been guaranteed, directly or indirectly, in any manner by such Person, through an agreement, contingent or otherwise, to purchase such indebtedness or obligation, or to purchase or sell property or services, primarily for the purpose of enabling the debtor to make payment of such indebtedness or obligation or to guarantee the payment to the owner of such indebtedness or obligation against loss, or to supply funds to or in any manner invest in the debtor.

“Investor Representative” shall have the meaning set forth in Section 2.6.

“Investors” shall have the meaning set forth in the recitals.

“Investments” shall mean, with respect to any Person, all advances, loans or extensions of credit to any other Person (except for extensions of credit to customers in the ordinary course of business), all purchases or commitments to purchase any stock, bonds, notes, debentures or other securities of any other Person, and any other investment in any other Person, including partnerships or joint ventures (whether by capital contribution or otherwise) or other similar arrangement (whether written or oral) with any Person, including, but not limited to, arrangements in which (i) the first Person shares profits and losses of the other Person, (ii) any such other Person has the right to obligate or bind the first Person to any third party, or (iii) the first Person may be wholly or partially liable for the debts or obligations of such partnership, joint venture or other entity.

“LHC” shall mean Luduson Holding Company Limited (Company No.: 2034743), a private limited company incorporated under the laws of the British Virgin Islands having its registered office at 17/F, 80 Gloucester Road, Wanchai, Hong Kong.

“LHC Certificates” shall have the meaning set forth in Section 2.4.

“LHC Ordinary Stock” shall mean the ordinary stock of LHC.

“Knowledge” shall mean, in the case of any Person who is an individual, knowledge that a reasonable individual under similar circumstances would have after such reasonable investigation and inquiry as such reasonable individual would under such similar circumstances make, and in the case of a Person other than an individual, the knowledge that a senior officer, director or manager of such Person, or any other Person having responsibility for the particular subject matter at issue of such Person, would have after such reasonable investigation and inquiry as such senior officer, director, manager or responsible Person would under such similar circumstances make.

“Law” and “Laws” shall mean any federal, state, local or foreign statute, law, ordinance, regulation, rule, code, order or other requirement or rule of law.

“Liabilities” shall mean any direct or indirect indebtedness, liability, claim, loss, damage, deficiency, obligation or responsibility, fixed or unfixed, choate or inchoate, liquidated or unliquidated, secured or unsecured, accrued, absolute, contingent or otherwise, including, without limitation, liabilities on account of taxes, other governmental charges or Litigation, whether or not of a kind required by GAAP or International Financial Reporting Standards, as applicable, to be set forth on a financial statement.

“Litigation” shall mean any actions, suits, investigations, claims or proceedings.

“Material Adverse Effect” shall mean any event or condition of any character which has had or could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), results of operations, assets, liabilities, properties, or business of the Company or LHC, as applicable.

“Person” shall mean any natural person, corporation, unincorporated organization, partnership, association, limited liability company, joint stock company, joint venture, trust or government, or any agency or political subdivision of any government or any other entity.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Sold LHC Stock” shall have the meaning set forth in Section 2.4.

“Subsidiary” of any Person shall mean any Person, whether or not capitalized, in which such Person owns, directly or indirectly, an equity interest of more than fifty percent (50%), or which may effectively be controlled, directly or indirectly, by such Person.

“Tax” and “Taxes” shall mean (i) all income, excise, gross receipts, ad valorem, sales, use, employment, franchise, profits, gains, property, transfer, payroll, withholding, severance, occupation, social security, unemployment compensation, alternative minimum, value added, intangibles or other taxes, fees, stamp taxes, duties, charges, levies or assessments of any kind whatsoever (whether payable directly or by withholding), together with any interest and any penalties, fines, additions to tax or additional amounts imposed by any governmental or regulatory authority with respect thereto, (ii) any liability for the payment of any amounts of the type described in (i) as a result of being a member of a consolidated, combined, unitary or aggregate group for any Taxable period, and (iii) any liability for the payment of any amounts of the type described in (i) or (ii) as a result of being a transferee or successor to any person or as a result of any express or implied obligation to indemnify any other Person.

“Tax Returns” shall mean returns, declarations, reports, claims for refund, information returns or other documents (including any related or supporting schedules, statements or information) filed or required to be filed in connection with the determination, assessment or collection of any Taxes of any party or the administration of any laws, regulations or administrative requirements relating to any Taxes.

“Termination Date” shall have the meaning set forth in Section 6.6.

The words “hereof”, “herein” and “hereunder” and the words of similar import shall refer to this Agreement as a whole and not to any particular provision of this Agreement.  The terms defined in the singular shall have a comparable meaning when used in the plural and vice versa.

ARTICLE II

Transactions; Terms of Share Exchange; Manner of Exchange

2.1Exchange of Shares.  Subject to the terms and conditions of this Agreement, at the Effective Time (as defined below):

(a)At the direction of the Investor Representative, the Company shall issue to the Investors up to an aggregate of Ten Million (10,000,000) shares of Company Common Stock in accordance with Section 2.4 hereof;

(b)Each Investor shall deliver to the Company the original LHC Certificates evidencing the Sold LHC Stock and all appropriately executed transfer documents in favor of the Company, in order to effectively transfer to the Company the right, title and interest in and to the Sold LHC Stock;

(c)the Exchange shall be consummated pursuant to the terms of this Agreement, which has been approved and adopted by the Boards of Directors of the Company; and

(d) the Securities issued by the Company in connection with this Share Exchange Agreement are issued pursuant to the exemption from registration contained in Regulation S of the Securities Act of 1933.

2.2Time and Place of Closing.  The closing of the transactions contemplated hereby (the “Closing”) will take place at 10:00 A.M. on the date following the satisfaction or waiver of all conditions to the obligations of the parties to consummate the transactions contemplated hereby as set forth in Article VI (other than conditions with respect to actions the respective parties will take at the Closing itself) (the “Closing Date”). The Closing shall be held at the principal office of the Company, or at such other location or time as may be mutually agreed upon by the parties. The parties agree to take all necessary and prompt actions so as to complete the Closing on or before August 1, 2020, or at such other date as may be agreed to by the parties in writing.

2.3Effective Time.  The Exchange and other transactions contemplated by this Agreement shall become effective on the Closing Date (the “Effective Time”).

2.4Exchange of Shares.  At the Closing, the Investors shall surrender all the share certificates or records which represent in the aggregate of Ten Thousand (10,000) shares of the LHC Ordinary Stock (representing up to 100% of the total issued and outstanding shares of LHC

Ordinary Stock) (collectively, the “Sold LHC Stock”) immediately prior to the Closing Date (the “LHC Certificates”), and the respective Investors shall, subject to the provisions of Section 5.2 hereof, at the Effective Time receive in exchange therefor that number of shares of the Company Common Stock at an exchange ratio of One LHC Ordinary Stock for 1,000 shares of the Company Common Stock.

2.5Legend On Securities.  Each certificate for the shares of the Company Common Stock to be issued to any of the Investors as part of the Consideration shall bear substantially the following legend:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “US SECURITIES ACT”), OR THE SECURITY LAWS OF ANY STATE OF THE UNITED STATES. THEY MAY NOT BE SOLD, OFFERRED FOR SALE, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION OR EXCLUSION FROM STATE SECURITIES LAWS. HEDGING TRANSACTION INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLAINCE WITH THE U.S. SECURITIES ACT”.

2.6Investor Representative.  The Investors hereby designate Cheung Siu Chung to serve as the investor representative (the “Investor Representative”).  The Investors agree that: (i) the instructions of the Investor Representative to the Company and the acts or omissions of the Investor Representative shall be conclusively deemed to be the instructions, acts or omissions of all of the Investors, and that the Company shall be entitled to rely on such instructions, acts or omissions as if such instructions, actions or omissions were received from or performed or omitted to be performed by all of the Investors; and (ii) all notice and items delivered to the Investor Representative shall be conclusively deemed delivered to all of the Investors.

ARTICLE III

Representations and Warranties of the Company

In order to induce the Investors to enter into this Agreement and to consummate the transactions contemplated hereby, the Company makes the representations and warranties set forth below to LHC and the Investors.

3.1Organization.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.  The Company has all requisite corporate power and authority to carry on its business as presently conducted. The Company is duly qualified to transact business and is in good standing as a foreign corporation in all jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification except where the failure to so qualify would not have a Material Adverse Effect on the Company.

3.2Authorization; Enforceability.  The execution, delivery and performance of this Agreement by the Company and all other agreements to be executed, delivered and performed by the Company pursuant to this Agreement (collectively, the “Exchange Documents”) and the consummation by the Company of the transactions contemplated hereby and thereby have been duly authorized by all requisite corporate or individual action on the part of the Company.  This Agreement and the Exchange Documents have been duly executed and delivered by the Company, and constitute the legal, valid and binding obligation of the Company, assuming the due authorization, execution and delivery of this Agreement by LHC and the Investors, enforceable in accordance with their respective terms, except to the extent that their enforcement is limited by bankruptcy, insolvency, reorganization or other laws relating to or affecting the enforcement of creditors’ rights generally and by general principles of equity.

3.3No Violation or Conflict.  To the Knowledge of the Company, the execution, delivery and performance of this Agreement and the Exchange Documents by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby: (a) do not violate or conflict with any provision of law or regulation (whether federal, state or local) of the United States of America, or any writ, order or decree of any court or governmental or regulatory authority, or any provision of the Company’s Certificate of Incorporation or Bylaws; and (b) do not and will not, with or without the passage of time or the giving of notice, result in the breach of, or constitute a default (or an event that with notice or lapse of time or both would become a default), cause the acceleration of performance, give to others any right of termination, amendment, acceleration or cancellation of or require any consent under, or result in the creation of any lien, charge or encumbrance upon any property or assets of the Company pursuant to any instrument or agreement to which the Company is a party or by which the Company or its properties may be bound or affected, other than instruments or agreements as to which consent shall have been obtained at or prior to the Closing.

3.4Consents of Governmental Authorities and Others.  To the Knowledge of the Company, other than in connection with the provisions of the Exchange Act, and the Securities Act, no consent, approval, order or authorization of, or registration, declaration, qualification or filing with any federal, state or local governmental or regulatory authority, or any other Person, is required to be made by the Company in connection with the execution, delivery or performance of this Agreement by the Company or the consummation by the Company of the transactions contemplated hereby, excluding the execution, delivery and performance of this Agreement by the Investors.

3.5Conduct of Business.  Since December 31, 2019, the Company has conducted its business in the ordinary and usual course consistent with past practices and there has not occurred any Material Adverse Effect on the Company. Except as disclosed in the Commission Reports, the Company has not (a) amended its Certificate of Incorporation or Bylaws; (b) issued, sold or authorized for issuance or sale, shares of any class of its securities (including, but not limited to, by way of stock split or dividend) or any subscriptions, options, warrants, rights or convertible securities or entered into any agreements or commitments of any character obligating it to issue or sell any such securities;  (c) redeemed, purchased or otherwise acquired, directly or indirectly, any shares of its capital stock or any option, warrant or other right to purchase or acquire any such capital stock; (d) suffered any damage, destruction or loss, whether or not covered by insurance, which has had or could reasonably be expected to have a Material Adverse Effect; granted or made any mortgage or pledge or subjected itself or any of its properties or assets to any lien, charge or encumbrance of any kind; (f) made or committed to make any capital expenditures in excess of USD100,000; (g) become subject to any guaranty; (h) granted any increase in the compensation payable or to become payable to directors, officers or employees (including, without limitation, any such increase pursuant to any severance package, bonus, pension, profit-sharing or other plan or commitment); (i) entered into any agreement which would be a material agreement, or amended or terminated any existing material agreement; (j) to the Knowledge of the Company, been named as a party in any Litigation, or become the focus of any investigation by any government or regulatory agency or authority; (k) declared or paid any dividend or other distribution with respect to its capital stock; or (l) to the Knowledge of the Company, experienced any other event or condition of any character which has had, or could reasonably be expected to have, a Material Adverse Effect on the Company.

3.6Litigation.  There is no Litigation pending or, to the Knowledge of the Company, threatened before any court or by or before any governmental or regulatory authority or arbitrator, (a) affecting the Company (as plaintiff or defendant) or (b) against the Company relating to the Company Common Stock or the transactions contemplated by this Agreement.

3.7Brokers.  The Company has not employed any broker or finder, nor has it nor will it incur, directly or indirectly, any broker’s, finder’s, investment banking or similar fees, commissions or expenses in connection with the transactions contemplated by this Agreement or the Exchange Documents.

3.8Compliance.  To the Knowledge of the Company, the Company is in compliance with all federal, state, local and foreign laws, ordinances, regulations, judgments, rulings, orders and other requirements applicable to the Company and its assets and properties.  To the Knowledge of the Company, the Company is not subject to any judicial, governmental or administrative inquiry, investigation, order, judgment or decree.

3.9Charter, Bylaws and Corporate Records.  The Commission Reports contain true, correct and complete copies of (a) the Certificate of Incorporation of the Company, as amended and in effect on the date hereof, (b) the Bylaws of the Company, as amended and in effect on the date hereof.

3.10     Subsidiaries. The Company has one no Subsidiaries.

3.11Capitalization.  As of the date of this Agreement, the authorized capital stock of the Company consists of 100,000,000 shares of common stock, USD $0.0001 par value per share, and 20,000,000 shares of preferred stock, par value $0.0001. As of the date of this Agreement, 15,610,000 shares are issued and outstanding.   All shares of outstanding Company Common Stock have been duly authorized, are validly issued and outstanding, and are fully paid and non-assessable.

3.12Rights, Warrants, Options.  Except as set forth in the Commission Reports, there are no outstanding (a) securities or instruments convertible into or exercisable for any of the capital stock or other equity interests of the Company; (b) options, warrants, subscriptions, puts, calls, or other rights to acquire capital stock or other equity interests of the Company; or (c) commitments, agreements or understandings of any kind, including employee benefit arrangements, relating to the issuance or repurchase by the Company of any capital stock or other equity interests of the Company, or any instruments convertible or exercisable for any such securities or any options, warrants or rights to acquire such securities.

3.13Commission Filings and Financial Statements.  To the Company’s Knowledge, all of the Commission Reports required to be filed by the Company have been filed with the Commission for the periods indicated in the definition of Commission Reports, and as of the date filed, each of the Commission Reports were true, accurate and complete in all material respects and did not omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.  The financial statements included in the Commission Reports of the Company: (a) have been prepared in accordance with the books of account and records of the Company; (b) fairly present, and are true, correct and complete statements in all material respects of the Company’s financial condition and the results of its operations at the dates and for the periods specified in those statements; and (c) have been prepared in accordance with GAAP consistently applied with prior periods.

3.14Absence of Undisclosed Liabilities.  Other than as disclosed by the Commission Reports and the financial statements of the Company included in the Commission Reports, the Company does not have any Liabilities. The Company has no Knowledge of any circumstances, conditions, events or arrangements which may hereafter give rise to any Liabilities of the Company.

3.15Real Property.  The Company does not own any fee simple interest in real property.  The Company does not lease, sublease, or have any other contractual interest in any real property.

3.16Benefit Plans and Agreements.  Except as disclosed in the Commission Reports, the Company is not a party to any Benefit Plan (as defined in Section 4.17) or employment agreement under which the Company currently has an obligation to provide benefits to any current or former employee, officer, director, consultant or advisor of the Company.

3.17Material Agreements.  Except as disclosed in the Commission Reports, the Company has no other material written and oral contracts or agreements including without limitation any: (i) contract resulting in a commitment or potential commitment for expenditure or other obligation or potential obligation, or which provides for the receipt or potential receipt, involving in excess of One Hundred Thousand Dollars (USD100,000.00) in any instance, or series of related contracts that in the aggregate give rise to rights or obligations exceeding such amount; (ii) indenture, mortgage, promissory note, loan agreement, guarantee or other agreement or commitment for the borrowing or lending of money or encumbrance of assets involving more than One Hundred Thousand Dollars (USD100,000.00) in each instance; (iii) agreement which restricts the Company from engaging in any line of business or from competing with any other Person; or (iv) any other contract, agreement, instrument, arrangement or commitment that is material to the condition (financial or otherwise), results of operation, assets, properties, liabilities, or business of the Company (collectively, and together with the employment agreements, Employee Benefit

Plans and all other agreements required to be disclosed on any schedule to this Agreement, the “Material Company Agreements”).

3.18Disclosure.  No representation or warranty of the Company contained in this Agreement, and no statement, report, or certificate furnished by or on behalf of the Company to Investor pursuant hereto or in connection with the transactions contemplated hereby, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading or omits to state a material fact necessary in order to provide Investor with full and proper information as to the business, financial condition, assets, liabilities, and results of operation of the Company and the value of the properties or the ownership of the Company.

ARTICLE IV

Representations and Warranties of the Investors

In order to induce the Company to enter into this Agreement and to consummate the transactions contemplated hereby, LHC and each Investor hereby severally and not jointly makes the representations and warranties set forth below to the Company.  The parties agree that except for the representations and warranties set forth in Sections 4.2, 4.6, 4.9 and 4.20, each representation made by the Investors in this Article IV is made to the best Knowledge of such Investor.

4.1Organization.  LHC is a private limited company duly organized, validly existing and in good standing under the laws of the British Virgin Islands.   LHC has all requisite corporate power and authority to carry on its business as presently conducted. LHC is duly qualified to transact business in Hong Kong and is in good standing as a foreign corporation in all jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification except where the failure to so qualify would not have a Material Adverse Effect on LHC.

4.2Authorization; Enforceability.  LHC and each Investor have the capacity to execute, deliver and perform this Agreement.  This Agreement and all other documents executed and delivered by LHC and Investor pursuant to this Agreement have been duly executed and delivered and constitute the legal, valid and binding obligations of LHC and Investor, as applicable, assuming the due authorization, execution and delivery of this Agreement by the Company, enforceable in accordance with their respective terms, except to the extent that their enforcement is limited by bankruptcy, insolvency, reorganization or other laws relating to or affecting the enforcement of creditors’ rights generally and by general principals of equity.

4.3No Violation or Conflict. The execution, delivery and performance of this Agreement and the other documents contemplated hereby by LHC and Investor, and the consummation by Investor of the transactions contemplated hereby: (a) do not violate or conflict with any provision of law or regulation of Hong Kong, or any writ, order or decree of any court or governmental or regulatory authority, or any provision of  LHC’s memorandum and articles of association; and (b) do not and will not, with or without the passage of time or the giving of notice, result in the breach of, or constitute a default (or an event that with notice or lapse of time or both would become a default), cause the acceleration of performance, give to others any right of termination, amendment, acceleration or cancellation of or require any consent under, or result in the creation of any lien, charge or encumbrance upon any property or assets of LHC pursuant to any instrument or agreement to which LHC is a party or by which LHC or its properties may be bound or affected, other than instruments or agreements as to which consent shall have been obtained at or prior to the Closing.

4.4 Consents of Governmental Authorities and Others.  No consent, approval or authorization of, or registration, qualification or filing with governmental or regulatory authority, or any other Person, is required to be made by LHC or Investor in connection with the execution, delivery or performance of this Agreement by LHC or Investor, as applicable, or the consummation by LHC or Investor of the transactions contemplated hereby, excluding the execution, delivery and performance of this Agreement by the Company.

4.5 Litigation. There is no Litigation pending or threatened before any court or by or before any governmental or regulatory authority or arbitrator (a) affecting LHC (as plaintiff or defendant) or (b) against LHC relating to LHC Ordinary Stock or the transactions contemplated by this Agreement.

4.6Brokers.  None of LHC nor Investor has employed any broker or finder, and has not incurred and will not incur, directly or indirectly, any broker’s, finder’s, investment banking or similar fees, commissions or expenses in connection with the transactions contemplated by this Agreement or the Exchange Documents.

4.7Compliance.  LHC is in compliance with all ordinances, regulations, judgments, rulings, orders and other requirements imposed by the government of the Malaysia applicable to LHC and its assets and properties, except where such noncompliance would not have a Material Adverse Effect on LHC.  To the Knowledge of LHC and Investor, it is not subject to any judicial, governmental or administrative inquiry, investigation, order, judgment or decree.

4.8Charter, Bylaws and Corporate Records.  The Company has been provided with true, correct and complete copies of (a) the memorandum and articles of association of LHC, as amended and in effect on the date hereof and (b) the minute book of LHC (containing all corporate proceedings from the date of incorporation).  Such minute book contains accurate records of all meetings and other corporate actions of the board of directors, committees of the board of directors, incorporators and shareholders of LHC from the date of its incorporation to the date hereof which were memorialized in writing.

4.9Capitalization.  LHC has authorized 50,000 shares of LHC Ordinary Stock, of which Ten Thousand (10,000) shares are issued and outstanding.  The issued and outstanding shares of LHC Ordinary Stock constitute one hundred percent (100%) of the issued and outstanding capital stock of LHC. All of the outstanding shares of LHC Ordinary Stock have been duly authorized, are validly issued and outstanding, and are fully paid and non-assessable.  There are no dividends which have accrued or been declared but are unpaid on the capital stock of LHC.

4.10Subsidiaries.  LHC has the following Subsidiaries: Luduson Entertainment Limited and G Music Asia Limited

4.11Rights, Warrants, Options. There are no outstanding: (a) securities or instruments convertible into or exercisable for any of the capital stock or other equity interests of LHC; (b) options, warrants, subscriptions or other rights to acquire capital stock or other equity interests of LHC; or (c) commitments, agreements or understandings of any kind, including employee benefit arrangements, relating to the issuance or repurchase by LHC of any capital stock or other equity interests of LHC, or any instruments convertible or exercisable for any such securities or any options, warrants or rights to acquire such securities.

4.12Conduct of Business.  Except as set forth below, since December 31, 2018, LHC has conducted its business in the ordinary and usual course consistent with past practices and there has not occurred any Material Adverse Effect in the condition (financial or otherwise), results of operations, properties, assets, liabilities, or business of LHC.  Since December 31, 2018, LHC has not (a) amended its memorandum and articles of association; (b) issued, sold or authorized for issuance or sale, shares of any class of its securities (including, but not limited to, by way of stock split or dividend) or any subscriptions, options, warrants, rights or convertible securities or entered into any agreements or commitments of any character obligating it to issue or sell any such securities;  (c) redeemed, purchased or otherwise acquired, directly or indirectly, any shares of its capital stock or any option, warrant or other right to purchase or acquire any such capital stock; (d) suffered any damage, destruction or loss, whether or not covered by insurance, which has had or could reasonably be expected to have a Material Adverse Effect on any of its properties, assets, or business; granted or made any mortgage or pledge or subjected itself or any of its properties or assets to any lien, charge or encumbrance of any kind; (f) made or committed to make any capital expenditures in excess of USD100,000; (g) become subject to any guaranty; (h) granted any increase in the compensation payable or to become payable to directors, officers or employees (including, without limitation, any such increase pursuant to any severance package, bonus, pension, profit-sharing or other plan or commitment); (i) entered into any agreement which would be a material agreement, or amended or terminated any existing material agreement; (j) been named as a party in any Litigation, or become the focus of any investigation by any government or regulatory agency or authority; (k) declared or paid any dividend or other distribution with respect to its capital stock; or (l) experienced any other event or condition of any character which has had, or could reasonably be expected to have, a Material Adverse Effect on LHC.

4.13Taxes.

(a)all Taxes payable by LHC (if any) have been fully and timely paid or are fully provided for;

(b)neither LHC nor any Person on behalf of or with respect to LHC has executed or filed any agreements or waivers extending any statute of limitations on or extending the period for the assessment or collection of any Tax.  No power of attorney on behalf of LHC with respect to any Tax matter is currently in force;

(c)LHC is not a party to any Tax-sharing agreement or similar arrangement with any other party (whether or not written), and LHC has not assumed any Tax obligations of, or with respect to any transaction relating to, any other Person, or agreed to indemnify any other Person with respect to any Tax;

(d)no Tax Return concerning or relating to LHC or its operations has ever been audited by a government or taxing authority, nor is any such audit in process or pending, and LHC has not been notified of any request for such an audit or other examination. To the Knowledge of Investor, no claim has been made by a taxing authority in a jurisdiction where Tax Returns concerning or relating to LHC or its operations have not been filed, that it is or may be subject to taxation by that jurisdiction;

(e)LHC has never been included in any consolidated, combined, or unitary Tax Return; and

(f)LHC has complied in all material respects with all applicable Laws relating to the payment and withholding of Taxes, and has duly and timely withheld from employee salaries, wages and other compensation, and has paid over to the appropriate taxing authorities, all amounts required to be so withheld and paid over for all periods under all applicable laws.

4.14Environmental Matters. (a) No real property used by LHC presently or in the past has been used to manufacture, treat, store, or dispose of any hazardous substance and such property is free of all such substances such that the condition of the property is in compliance with applicable Environmental Laws; (b) LHC is in compliance with all Environmental Laws applicable to LHC or its business as a result of any hazardous substance utilized by LHC in its business or otherwise placed at any of the facilities owned, leased or operated by LHC, or in which LHC has a contractual interest; (c) LHC has not received any complaint, notice, order, or citation of any actual, threatened or alleged noncompliance by LHC with any Environmental Laws; and (d) there is no Litigation pending or threatened against LHC with respect to any violation or alleged violation of the Environmental Laws, and there is no reasonable basis for the institution of any such Litigation.

(a)4.15Financial Statements. The Financial Statements shall: (a) have been prepared in accordance with the books of account and records of LHC; (b) fairly present, and are true, correct and complete statements in all material respects of LHC’s financial condition and the results of its operations at the dates and for the periods specified in those statements; and (c) have been prepared in accordance with International Financial Reporting Standards consistently applied with prior periods.

4.16Absence of Undisclosed Liabilities.  Other than as disclosed in the Financial Statements, LHC does not have any Liabilities.  None of LHC nor Investor has any Knowledge of any circumstances, conditions, events or arrangements which may hereafter give rise to any Liabilities of LHC.

4.17Employment Agreements; Employee Benefit Plans and Employee Payments.  LHC is not a party to any bonus, pension, profit sharing, deferred compensation, incentive compensation, stock ownership, stock purchase, phantom stock, retirement, vacation, severance, disability, death benefit, hospitalization, medical or other plan, arrangement or understanding (whether or not legally binding) under which LHC currently has an obligation to provide benefits to any current or former employee, officer, director, consultant or advisor of LHC (collectively, “Benefit Plans”).

4.18Assets & Liabilities. LHC has good, clear and marketable title to all the tangible properties and tangible assets reflected in the Financial Statements as being owned by LHC or acquired after the date thereof which are, individually or in the aggregate, material to LHC’s business (except properties sold or otherwise disposed of since the date thereof in the ordinary course of business), free and clear of all material liens.

4.19Disclosure.  No representation or warranty of LHC or Investor contained in this Agreement, and no statement, report, or certificate furnished by or on behalf of Investor to the Company pursuant hereto or in connection with the transactions contemplated hereby, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading or omits to state a material fact necessary in order to provide the Company with full and proper information as to the business, financial condition, assets, liabilities, or results of operation of LHC and the value of the properties or the ownership of LHC.

4.20Further Representations and Warranties. The Investors (by their respective signatures) further hereby represent and warrant to the Company that:

a.THE SHARES OF THE COMPANY COMMON STOCK (COLLECTIVELY, THE “SECURITIES”) TO BE ISSUED TO THEM PURSUANT TO THIS AGREEMENT HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES AGENCIES AND NO REGISTRATION STATEMENT HAS BEEN FILED WITH ANY REGULATORY AGENCY;

b.They are not an underwriter and would be acquiring the Securities solely for investment for his or her own account and not with a view to, or for, resale in connection with any distribution within the meaning of the federal securities act, the state securities acts or any other applicable state securities acts;

c.They are not a person in the United States of America and at the time the buy order was originated, were outside the United States of America and are not a citizen of the United States (a “U.S. person”) as that term is defined in Regulation S of the Securities Act and was not formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act;

d.They understand the speculative nature and risks of investments associated with the Company, and confirm that the acquisition of the Securities would be suitable and consistent with their investment program and that their financial position enables him or her to bear the risks of this investment;

e.To the extent that any federal, and/or state securities laws shall require, they hereby agree that any securities acquired pursuant to this Agreement shall be without preference as to assets;

          f.The certificate for shares of the Securities will contain a legend that transfer is prohibited except in accordance with the provisions of Regulation S;

g.They have had the opportunity to ask questions of the Company and have received all information from the Company to the extent that the Company possessed such information, necessary to evaluate the merits and risks of any investment in the Company.  Further, they acknowledge receipt of: (1) all material books, records and financial statements of the Company; (2) all material contracts and documents relating to the proposed transaction; (3) all documents and reports filed with the Commission; and, (4) an opportunity to question the appropriate executive officers or partners;

                       h.        They have satisfied the suitability standards and securities laws imposed by the government of the respective country he or she resides;

i.They have adequate means of providing for their current needs and personal contingencies and have no need to sell the Securities acquired in the foreseeable future (that is at the time of the investment, they can afford to hold the investment for an indefinite period of time);

j.They have sufficient knowledge and experience in financial matters to evaluate the merits and risks of this investment and further, are capable of reading and interpreting financial statements.  Further, they are “sophisticated investors” as that term is defined in applicable court cases and the rules, regulations and decisions of the United States Securities and Exchange Commission;

k. The offer and sale of the Securities referred to herein is being made outside the United States within the meaning of and in full compliance with Regulation S;

l.They are not a U. S. person within the meaning of Regulation S and are not acquiring the Shares for the account or benefit of any U. S. person;

          m.         They hereby agree not to engage in any hedging transactions involving the securities described herein unless in compliance with the Securities Act and Regulation S promulgated thereunder; and

n.They agree to resell such Securities only in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration.

ARTICLE V
Additional Agreements

5.1Survival of the Representations and Warranties. The representations and warranties and covenants set forth in Article III and Article IV of this Agreement shall survive the Closing until the expiration of twelve (12) months from the Closing Date.  No claim for indemnity with respect to breaches of representations and warranties may be brought by any party hereto, other than a claim for fraud or intentional misrepresentation, after expiration of the applicable survival period therefore as set forth in this Section 5.1.

5.2Investigation.  The representations, warranties, covenants and agreements set forth in this Agreement shall not be affected or diminished in any way by any investigation (or failure to investigate) at any time by or on behalf of the party for whose benefit such representations, warranties, covenants and agreements were made.  All statements contained herein or in any schedule, certificate, exhibit, list or other document required to be delivered pursuant hereto, shall be deemed to be representations and warranties for purposes of this Agreement; provided, that any knowledge or materiality qualifications contained herein shall be applicable to such other documents.

5.3General Confidentiality.  Each of the parties hereto will treat and hold as such all of the Confidential Information of the other party, refrain from using any of the Confidential Information except in connection with this Agreement, and unless there is a closing on the Exchange, deliver promptly to the owner of such Confidential Information or destroy, at the request and option of the owner of the Confidential Information, all tangible embodiments (and all copies) of the Confidential Information which are in its possession. In the event that any of the parties is requested or required (by oral question or request for information or documents in any legal proceeding, interrogatory, subpoena, civil investigative demand, or similar process) to disclose any Confidential Information, that party will notify the affected party promptly of the request or requirement so that the affected party may seek an appropriate protective order or waive compliance with the provisions of this Section 5.3.  If, in the absence of a protective order or the receipt of a waiver hereunder, any of the parties is, on the advice of counsel, compelled to disclose any Confidential Information to any tribunal or else stand liable for contempt, that Party may disclose the Confidential Information to the tribunal; provided, however, that the disclosing party shall use its commercially reasonable efforts to obtain, at the request of the affected party, an order or other assurance that confidential treatment will be accorded to such portion of the Confidential Information required to be disclosed as the affected party shall designate. The foregoing provisions shall not apply to any Confidential Information which is generally available to the public immediately prior to the time of disclosure.

5.4Tax Treatment.  Neither the Company nor Investors will knowingly take any action, written or otherwise, which would result in the transactions contemplated by this Agreement not being accounted for as tax-free exchange under the Code.

5.5General.  In case at any time after the Closing Date any further action is necessary to carry out the purposes of this Agreement, each of the parties will take such further action (including the execution and delivery of such further instruments and documents) as the other party reasonably may request, all at the sole cost and expense of the requesting party.

ARTICLE VI

Closing; Deliveries; Conditions Precedent

6.1Closing; Effective Date.  All proceedings taken and all documents executed at the Closing shall be deemed to have been taken, delivered and executed simultaneously, and no proceeding shall be deemed taken nor documents deemed executed or delivered until all have been taken, delivered and executed.

6.2Deliveries

(a)At Closing, the Company shall deliver the following documents to the Investor Representative:

(i)a certificate, dated the Closing Date, signed by the Secretary of the Company setting forth that: (i) authorizing resolutions were adopted by all the directors of the Company approving the acquisition of the Sold LHC Stock by the Company from the Investors in consideration of Ten Million (10,000,000) shares of the Company Common Stock in aggregate to the Investors and the Exchange under the terms and conditions of this Agreement; and (ii) the Company’s transfer agent has been authorized to issue the shares of the Company Common Stock to the Investors in accordance with Section 2.4 hereof (the aggregate of which represents the Consideration) and the other documents contemplated hereby and the transactions contemplated hereby and thereby.

(ii)the certificate referred to in Section 6.3(d).

(b)At Closing, the Investor Representative and LHC shall deliver the following documents to the Company:

(i)A power of attorney executed by the Investors appointing the Investor Representative as attorney-in-fact to negotiate and execute this Agreement and any amendments thereto on behalf of the Investors;

(ii)the LHC Certificates or Records representing all of the Sold LHC Stock (i.e. 100% of the issued and outstanding shares of LHC Ordinary Stock);

(iii)a certificate from a director or the company secretary of LHC, as of a recent date, as to the good standing of LHC and certifying its Memorandum and Articles of Association;

(iv)certificates, dated the Closing Date, signed by the Chief Executive Officer of LHC setting forth that authorizing resolutions were adopted by LHC’s Board of Directors approving the transfer of all the Sold LHC Stock to the Company, this Agreement and the other documents contemplated hereby and the transactions contemplated hereby and thereby;

(v)the Financial Statements; and

(vi)the certificates referred to in Section 6.4(d).

6.3Conditions Precedent to the Obligations of LHC and the Investors.  Each and every obligation to consummate the transactions described in this Agreement and any and all liability of LHC and the Investors to the Company shall be subject to the following conditions precedent:

(a)Representations and Warranties True.  Each of the representations and warranties of the Company contained herein or in any certificate or other document delivered pursuant to this Agreement or in connection with the transactions contemplated hereby shall be true and correct in all material respects as of the Closing Date with the same force and effect as though made on and as of such date.

(b)Performance.  The Company shall have performed and complied in all material respects with all of the agreements, covenants and obligations required under this Agreement to be performed or complied with by it on or prior to the Closing Date.

(c)No Material Adverse Change.  Except as expressly permitted or contemplated by this Agreement, no event or condition shall have occurred which has adversely affected or may adversely affect in any respect the condition (financial or otherwise) of the Company between the date of execution of this Agreement and the Closing Date.

(d)The Company’s Certificate.  The Company shall have delivered to Investor a certificate dated the Closing Date and signed by a director of the Company, certifying that the conditions specified in Sections 6.3(a), (b) and (c) above have been fulfilled.

(e)Consents.  The Company shall have obtained all authorizations, consents, waivers and approvals as may be required to consummate the transactions contemplated by this Agreement.

6.4Conditions Precedent to the Obligations of the Company.  Each and every obligation of the Company to consummate the transactions described in this Agreement and any and all liability of the Company to LHC and the Investors shall be subject to the fulfilment of the following conditions precedent:

(a)Representations and Warranties True.  Each of the representations and warranties of LHC and the Investors contained herein or in any certificate or other document delivered pursuant to this Agreement or in connection with the transactions contemplated hereby shall be true and correct in all material respects as of the Closing Date with the same force and effect as though made on and as of such date.

(b)Performance.  LHC and the Investors shall have performed and complied in all material respects with all of the agreements, covenants and obligations required under this Agreement to be performed or complied with by it on or prior to the Closing Date.

(c)No Material Adverse Change.  Except as expressly permitted or contemplated by this Agreement, no event or condition shall have occurred which has adversely affected or may adversely affect in any respect the condition (financial or otherwise) of LHC between the date of execution of this Agreement and the Closing Date.

(d)Investor’s Certificates.  LHC and the Investor Representative shall have delivered a certificate or Records addressed to the Company, dated the Closing Date, certifying that the conditions specified in Sections 6.4(a), (b) and (c) above have been fulfilled.

(e)Consents.  LHC and the Investors shall have obtained all authorizations, consents, waivers and approvals as may be required to consummate the transactions contemplated by this Agreement, including but not limited to those with respect to any material agreement of LHC.

(f)Due Diligence Review.  The Company shall have completed within thirty (30) days from the date of this Agreement of its due diligence investigation of LHC to its satisfaction.

(g)Financial Statements. LHC shall have delivered to the Company the Financial Statements.  The Financial Statements shall: (a) have been prepared in accordance with the books of account and records of LHC; (b) fairly present, and are true, correct and complete statements in all material respects of LHC’s financial condition and the results of its operations at the dates and for the periods specified in those statements; and (c) have been prepared in accordance with United States GAAP consistently applied with prior periods.

6.5Best Efforts.  Subject to the terms and conditions provided in this Agreement, each of the parties shall use their respective best efforts in good faith to take or cause to be taken as promptly as practicable all reasonable actions that are within its power to cause to be fulfilled those of the conditions precedent to its obligations or the obligations of the other parties to consummate the transactions contemplated by this Agreement that are dependent upon its actions, including obtaining all necessary consents, authorizations, orders, approvals and waivers.

6.6Termination.  This Agreement and the transactions contemplated hereby may be terminated at any time prior to the occurrence of the Closing by the mutual consent of the parties hereto; (b) by the Company, if the Closing has not occurred on or prior to June 1, 2020, or such other date as may be agreed to by the parties hereto (such date of termination being referred to herein as the “Termination Date”), provided the failure of the Closing to occur by such date is not the result of the failure of the party seeking to terminate this Agreement to perform or fulfil any of its obligations hereunder; (c) by LHC or any Investor solely with respect to such Investor and LHC Ordinary Stock held by such Investor at any time at or prior to Closing in such Investor’s sole discretion if (i) any of the representations or warranties of the Company in this Agreement are not in all material respects true, accurate and complete or if the Company breaches in any material respect any covenant contained in this Agreement, provided that such misrepresentation or breach is not cured within fourteen (14) days after notice thereof, but in any event prior to the Termination

Date or (ii) any of the conditions precedent to the Company’s obligations to conduct the Closing have not been satisfied by the date required thereof; or (d) by the Company at any time at or prior to Closing in its sole discretion if (i) any of the representations or warranties of Investor in this Agreement are not in all material respects true, accurate and complete or if Investor breaches in any material respect any covenant contained in this Agreement, provided that such misrepresentation or breach is not cured within fourteen (14) days after notice thereof, but in any event prior to the Termination Date or (ii) any of the conditions precedent to the obligation of LHC and or the Investor to conduct the Closing have not been satisfied by the date required thereof.  If this Agreement is terminated pursuant to this Section 6.6, written notice thereof shall promptly be given by the party electing such termination to the other party and, subject to the expiration of the cure periods provided in clauses (c) and (d) above, if any, this Agreement shall terminate without further actions by the parties and no party shall have any further obligations under this Agreement.

6.7Shares Issuance. Within Thirty (30) days after the Closing, the Company shall take all necessary steps to issue and deliver to the Investor Representative the share certificates evidencing the Company Common Stock issuable in the names of the respective Investors for the respective number of shares to which such Investors are entitled pursuant to Section 2.4 hereof.

ARTICLE VII

Miscellaneous

7.1Notices.  Any notice, demand, claim or other communication under this Agreement shall be in writing and delivered personally or sent by certified mail, return receipt requested, postage prepaid, or sent by facsimile or prepaid overnight courier to the parties at the addresses as follows (or at such other addresses as shall be specified by the parties by like notice):

If to the Company:                              BAJA CUSTOM DESIGN, INC.

802 Winning Commercial Building

46-48 Hillwood Road

Kowloon, Hong Kong

Attn: Secretary

If to LHC or Investor:To the address set forth below LHC or such Investor’s signature, as applicable

Such notice shall be deemed delivered upon receipt against acknowledgment thereof if delivered personally, on the third business day following mailing if sent by certified mail, upon transmission against confirmation if sent by facsimile and on the next business day if sent by overnight courier.

7.2Entire Agreement; Incorporation.  This Agreement and the documents and instruments and other agreements among the parties hereto as contemplated by or referred to herein contain every obligation and understanding between the parties relating to the subject matter hereof and merges all prior discussions, negotiations, agreements and understandings, both written and oral, if any, between them, and none of the parties shall be bound by any conditions, definitions, understandings, warranties or representations other than as expressly provided or referred to herein.  All schedules, exhibits and other documents and agreements executed and delivered pursuant hereto are incorporated herein as if set forth in their entirety herein.

7.3Binding Effect.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, heirs, personal representatives, legal representatives, and permitted assigns.

7.4Assignment.  This Agreement may not be assigned by any party without the written prior consent of the other party.  Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

7.5Waiver and Amendment.  Any representation, warranty, covenant, term or condition of this Agreement which may legally be waived, may be waived, or the time of performance thereof extended, at any time by the party hereto entitled to the benefit thereof, and any term, condition or covenant hereof (including, without limitation, the period during which any condition is to be satisfied or any obligation performed) may be amended by the parties thereto at any time.  Any such waiver, extension or amendment shall be evidenced by an instrument in writing executed on behalf of the party against whom such waiver, extension or amendment is sought to be charged.  No waiver by any party hereto, whether express or implied, of its rights under any provision of this Agreement shall constitute a waiver of such party’s rights under such provisions at any other time or a waiver of such party’s rights under any other provision of this Agreement.  No failure by any party thereof to take any action against any breach of this Agreement or default by another party shall constitute a waiver of the former party’s right to enforce any provision of this Agreement or to take action against such breach or default or any subsequent breach or default by such other party.

7.6No Third Party Beneficiary.  Nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any Person other than the parties hereto and their respective heirs, personal representatives, legal representatives, successors and permitted assigns, any rights or remedies under or by reason of this Agreement, except as otherwise provided herein.

7.7Severability.  In the event that any one or more of the provisions contained in this Agreement, or the application thereof, shall be declared invalid, void or unenforceable by a court of competent jurisdiction, the remainder of this Agreement shall remain in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto.  The parties further agree to replace such invalid, void or unenforceable provision with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid, void or unenforceable provision.

7.8Expenses.  Except as otherwise provided herein, each party agrees to pay, without right of reimbursement from the other party, the costs incurred by it incident to the performance of its obligations under this Agreement and the consummation of the transactions contemplated hereby, including, without limitation, costs incident to the preparation of this Agreement, and the fees and disbursements of counsel, accountants and consultants employed by such party in connection herewith.

7.9Headings.  The table of contents and the section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of any provisions of this Agreement.

7.10Other Remedies; Injunctive Relief.  Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy.  The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that subject to Section 7.13 hereof, the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court in the state of Nevada, this being in addition to any other remedy to which they are entitled at law or in equity.  In any action at law or suit in equity to enforce this Agreement or the rights of the parties hereunder, the prevailing party in any such action or suit shall be entitled to receive a reasonable sum for its attorneys’ fees and all other reasonable costs and expenses incurred in such action or suit.

7.11Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.  Facsimile signatures shall be deemed valid and binding.

7.12Governing Law.  This Agreement has been entered into and shall be construed and enforced in accordance with the laws of the State of Delaware, without reference to the choice of law principles thereof.

7.13Jurisdiction and Venue.  This Agreement shall be subject to the jurisdiction of the courts of the State of Delaware.  The parties to this Agreement agree that any breach of any term or condition of this Agreement shall be deemed to be a breach occurring in the State of Delaware by virtue of a failure to perform an act required to be performed in the State of Delaware and irrevocably and expressly agree to submit to the jurisdiction of the courts of the State of Delaware for the purpose of resolving any disputes among the parties relating to this Agreement or the transactions contemplated hereby.  The parties irrevocably waive, to the fullest extent permitted by law, any objection which they may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement, or any judgment entered by any court in respect hereof brought in the State of Delaware, and further irrevocably waive any claim that any suit, action or proceeding brought in the State of Delaware has been brought in an inconvenient forum.

7.14Participation of Parties.  The parties hereby agree that they have consulted their respective counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding, or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

7.15Further Assurances.  The parties hereto shall deliver any and all other instruments or documents reasonably required to be delivered pursuant to, or necessary or proper in order to give effect to, all of the terms and provisions of this Agreement including, without limitation, all necessary stock powers and such other instruments of transfer as may be necessary or desirable to transfer full and complete ownership of the Sold LHC Stock to the Company or the issuance of the applicable Securities to the Investors for the Consideration, as the case may be, free and clear of any liens or encumbrances.

7.16Publicity.  No public announcement or other publicity concerning this Agreement or the transactions contemplated hereby shall be made without the prior written consent of both the Company and LHC as to form, content, timing and manner of distribution.   Nothing contained herein shall prevent any party from making any filing required by federal or state securities laws or stock exchange rules of the United States of America.

7.17No Solicitation.  None of LHC, Investor nor the Company shall authorize or permit any of its officers, directors, agents, representatives, managers, members, agents, or advisors to solicit, initiate or encourage or take any action to facilitate the submission of inquiries, proposals or offers from any person relating to any matter concerning any merger, consolidation, business combination, recapitalization or similar transaction involving LHC or the Company, respectively, other than the transaction contemplated by this Agreement or any other transaction the consummation of which would or could reasonably be expected to impede, interfere with, prevent or delay the Exchange or which would or could be expected to dilute the benefits to each of the parties of the transactions contemplated hereby.  Investor and the Company will immediately cease and cause to be terminated any existing activities, discussions and negotiations with any parties conducted heretofore with respect to any of the foregoing.

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IN WITNESS WHEREOF, the parties hereto have each executed and delivered this Agreement as of the day and year first above written.

BAJA CUSTOM DESIGN, INC.

By:  ______________________________________________________________

           Lan Chan, Chief Executive Officer

LUDUSON HOLDING COMPANY LIMITED,

a British Virgin Islands company

By:  ______________________________________________________________

           Cheung Siu Chung

Its:  __Director and Chief Executive Officer_________________________________

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INVESTOR

_____________________________________

Signature

Cheung Siu Chung

Print Name

_6,800_

No. of LHC Ordinary Shares

Address:

Unit 01, 22/F, Block A,

Winfield Building, 3 Ventris Road,

Happy Valley, Hong Kong

INVESTOR

_____________________________________

Signature

Wong Ka Leung

Print Name

__1,200__

No. of LHC Ordinary Shares

Address:

Flat E, 10/F, King Moon Heights,

31 Tit Shu Street, Tai Kok Tsui,

Kowloon, Hong Kong

INVESTOR

_____________________________________

Signature

Chan Ka Ki

Print Name

_800_

No. of LHC Ordinary Shares

Address:

Flat 1306, Block 38,

Heng Fa Chuen,

Chai Wan, Hong Kong

INVESTOR

_____________________________________

Signature

Wong Siu Hung Pater

Print Name

__500__

No. of LHC Ordinary Shares

Address:

Flat B, 39/F, Block 3, Discovery Park,

398 Castle Peak Road, Tsuen Wan,

New Territories, Hong Kong

INVESTOR

_____________________________________

Signature

China Global Development Limited

Print Name

_350_

No. of LHC Ordinary Shares

Address:

4/F, Wayson Commercial Building,

28 Connaught Road West

Hong Kong

INVESTOR

_____________________________________

Signature

Keen West Limited

Print Name

__350__

No. of LHC Ordinary Shares

Address:

4/F, Wayson Commercial Building,

28 Connaught Road West

Hong Kong

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